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                                                                    EXHIBIT 23.2

               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT

LSP Energy Limited Partnership,
LSP Batesville Funding Corporation and
LSP Energy, Inc.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG LLP


Billings, Montana
March 3, 2000